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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 17, 2006

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

                Delaware                 000-50767             04-3523569
      (State or Other Jurisdiction      (Commission           (IRS Employer
            of Incorporation)           File Number)        Identification No.)


    60 Westview Street, Lexington, Massachusetts                   02421
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events.

On October 17, 2006, Critical Therapeutics, Inc. announced that the U.S. Food and Drug Administration has accepted for filing its New Drug Application for the twice-daily, controlled-release formulation of zileuton, an investigational drug developed for the prevention and chronic treatment of asthma in adults and children 12 years of age and older. A copy of the press release is filed as
Exhibit 99.1 attached hereto and incorporated herein by reference.



Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index attached to this Report is incorporated herein by reference.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2006             CRITICAL THERAPEUTICS, INC.

                                    By:   /s/ Frank E. Thomas
                                          --------------------------------------
                                          Frank E. Thomas
                                          President





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                                  EXHIBIT INDEX


Exhibit No.                           Description
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99.1                                  Press Release dated October 17, 2006